UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
May 19, 2020 Date of report (date of earliest event reported)

Commission File No.	Name of Registrant, State of Incorporation, Address of Principal Executive Offices, and Telephone No.	IRS Employer Identification No.
000-49965	MGE Energy, Inc. (a Wisconsin Corporation) 133 South Blair Street Madison, Wisconsin 53788 (608) 252-7000| mgeenergy.com	39-2040501

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $1 Par Value Per Share	MGEE	The NASDAQ Stock Market

Item 5.07. Submission of Matters to a Vote of Security Holders.

MGE Energy's Annual Meeting of Shareholders was held on May 19, 2020. The results of voting on each of the matters submitted to a vote of security holders during the annual meeting were as follows:

1. Election of three Class I Directors with terms of office expiring at the 2023 annual meeting of shareholders.

	For Votes	Withhold Votes	Broker Non-Votes
James G. Berbee	22,579,071	546,454	5,312,507
Londa J. Dewey	22,665,438	460,087	5,312,507
Thomas R. Stolper	22,620,391	505,134	5,312,507

No votes were cast for any other nominee. The directors continuing in office are:

Class II Directors	Class III Directors
Term Expires 2021	Term Expires 2022
Marcia M. Anderson	Mark D. Bugher
Jeffrey M. Keebler	F. Curtis Hastings
Gary J. Wolter	James L. Possin

2. Approval of MGE Energy's 2021 long term incentive plan.

For Votes	Against Votes	Abstained	Broker Non-Votes
21,832,774	916,671	376,080	5,312,507

As described in the Proxy Statement, the votes "For" must exceed the votes cast "Against" at the meeting in order to approve the 2021 Long-Term Incentive Plan. Abstentions and broker nonvotes do not have any effect. Below are the percentages of the votes cast either "For" or "Against" approval of MGE Energy's 2021 Long-Term Incentive Plan.

For	Against
96%	4%

3. Ratification of selection of PricewaterhouseCoopers LLP to serve as MGE Energy's independent registered public accounting firm for the year 2020.

For Votes	Against Votes	Abstained	Broker Non-Votes
27,461,495	796,481	180,056	0

As described in the Proxy Statement, the votes "For" must exceed the votes cast "Against" at the meeting in order to ratify the selection of the auditors. Abstentions do not have any effect. Below are the percentages of the votes cast either "For" or "Against" ratification of PricewaterhouseCoopers LLP for the fiscal year 2020.

For	Against
97%	3%

4. Advisory vote on executive compensation as disclosed in the annual meeting proxy statement.

For Votes	Against Votes	Abstained	Broker Non-Votes
20,477,980	1,987,925	659,620	5,312,507

As described in the Proxy Statement, the advisory vote on executive compensation is nonbinding, as provided by law. Below are the percentages of the votes cast either "For" or "Against" the advisory vote on executive compensation.

For	Against
91%	9%

5. Shareholder proposal relating to nominating an environmental expert to the MGE Energy Board of Directors

For Votes	Against Votes	Abstained	Broker Non-Votes
2,531,665	19,779,337	814,523	5,312,507

As described in the Proxy Statement, the nonbinding shareholder proposal must receive the affirmative vote of a majority of the votes cast in order to pass. Abstentions and broker nonvotes do not have any effect. Notwithstanding the shareholder vote on the shareholder proposal, the ultimate adoption of such proposal is at the discretion of our board. Below are the percentages of the votes cast either "For" or "Against" the shareholder proposal.

For	Against
11%	89%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGE Energy, Inc.
(Registrant)

Date: May 21, 2020	/s/ Jeffrey C. Newman
Jeffrey C. Newman Executive Vice President, Chief Financial Officer, Secretary and Treasurer

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